Analyst Presentation May 14, 2014 Exhibit 99.1

2
Disclaimer
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995;
particularly statements regarding future financial and operating results of Time Inc. (the “Company”) and its business. These statements are based on management’s current expectations or beliefs, and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements in this presentation due to changes in economic, business, competitive, technological, strategic and/or regulatory factors, and other factors affecting the operation of the Company’s business. More detailed information about these factors may be found in the Company’s filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q filed on May 14, 2014 and its Registration
Statement on Form 10 and related exhibits originally filed on November 22, 2013 and most recently amended on May 8, 2014.
The Company is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
Non-GAAP financial measures such as operating income before depreciation and amortization (“OIBDA”), Adjusted OIBDA and
Free Cash Flow, as included in this Presentation, are supplemental measures that are not calculated in accordance with Generally
Accepted Accounting Principles (“GAAP”).  We define Adjusted OIBDA as OIBDA adjusted for asset impairments, restructuring and severance costs, gains or losses on operating assets, and external costs related to mergers, acquisitions or dispositions. We define
Free Cash Flow as cash provided by operations less capital expenditures.  We believe that the presentation of OIBDA, Adjusted
OIBDA and Free Cash Flow helps investors analyze underlying trends in our business, evaluate the performance of our business both on an absolute basis and relative to our peers and the broader market, provides useful information to both management and investors by excluding certain items that may not be indicative of the core operating results and operational strength of our business and helps investors evaluate our ability to service our debt. Please see the Appendix hereto for reconciliations of these
Non-GAAP financial measures to their comparable GAAP financial measures.
These non-GAAP financial measures have limitations as analytical and comparative tools and you should consider OIBDA,
Adjusted OIBDA and Free Cash Flow in addition to, and not as a substitute for, operating income, cash provided by operations or any other measure of financial performance or liquidity reported in accordance with GAAP.
Throughout the presentation, certain numbers will not sum to the total due to rounding.

3 Introduction Pages 4-7 Executive Summary Pages 8-20 Overview of Time Inc. Pages 21-42 Financial Overview Pages 43-51 Appendix Pages 52-55 Agenda

INTRODUCTION 4

5
• Time Inc. is the largest magazine publisher in the U.S. based on both readership and print advertising revenues with over 90 magazine titles globally, including PEOPLE, Sports
Illustrated,
InStyle, TIME and Real Simple
• On March 6, 2013 Time Warner announced plans for the complete legal and structural separation of Time Inc.
from Time Warner in a tax-free spin-off, which is scheduled to be completed on June 6 th
– The distribution ratio will be 1 Time Inc. share per 8 Time Warner Inc. shares, or approximately 110MM diluted shares outstanding
– The Company will be listed on the New York Stock Exchange under the ticker ‘TIME’
• Time Inc. generated FY 2013 revenue of $3.4B, Adjusted OIBDA of $587MM
1
, and Free Cash Flow of $384MM
2
• The Company is targeting an initial dividend payout of approximately 30% of Free Cash Flow
• In connection with the spin-off, Time Inc. has raised $1.4 billion of funded debt, in the form of a $700MM 1st lien Term Loan B (subject to closing conditions) and $700MM of Senior Unsecured Notes
– Net proceeds from the financing will be used to purchase U.K. publishing operations from Time Warner and pay a special dividend to Time Warner
– The Company also has access to an undrawn $500MM 1st lien Revolving Credit Facility (subject to closing conditions)
Spin-Off Overview
Adjusted OIBDA is OIBDA excluding asset impairments, restructuring and severance costs, gains or losses on operating assets, and external costs related to mergers, acquisitions or dispositions;
See Appendix for Reconciliation of Operating Income to Adjusted OIBDA
Free Cash Flow is defined as cash provided by operations less capital expenditures; See Appendix for Reconciliation of Net Income to Free Cash Flow. FY 2013 Free Cash Flow of $384MM does not give pro forma effect to the interest expense associated with the $1.4 billion of debt raised in 2014

The spin-off will enable Time Inc. to benefit from the flexibility and focus of being a stand-alone public company
Spin-Off Transaction Rationale
Provides strategic clarity and flexibility
Aligns incentives for management and employees
Creates shareholder flexibility
•
Better able to execute on strategic plans and respond to industry dynamics
•
Increased flexibility to pursue growth opportunities and direct resources
•
Incentives tied to business performance and stockholder expectations
•
Increased ability to attract and retain personnel
•
Shareholders can make independent decisions about business ownership
•
Over time, Time Inc. will align with a natural shareholder base

Spin Timeline
•
Debt financing was completed in April 2014 (subject to closing conditions for Term
Loan B and Revolver)
•
Spin-off targeted for completion on June 6
•
Form 10 declared effective (5/9)
•
Announced Record Date,
Distribution Date and Share
Distribution Ratio
•
Distribution Date (6/6)
•
Ex-Dividend Date / Regular Way
Trading  (6/9)
Transaction timeline
Holiday
May 2014 June 2014
S M T W T F S S M T W T F S
1 2 3 1 2 3 4 5 6 7
4 5 6 7 8 9 10 8 9 10 11 12 13 14
11 12 13 14 15 16 17 15 16 17 18 19 20 21
18 19 20 21 22 23 24 22 23 24 25 26 27 28
25 26 27 28 29 30 31 29 30
Week of May 5th May 19
Early June
•
When-Issued Trading begins (5/21)
•
Record Date (5/23)
th
th

EXECUTIVE SUMMARY 8

Presenters
Time Inc.’s New Senior Leadership Team
Norman Pearlstine, EVP and Chief Content Officer
Jeffrey J. Bairstow, EVP and Chief Financial Officer
Joseph A. Ripp, Chief Executive Officer
• Mr. Pearlstine became Chief Content Officer in November 2013
• Mr. Pearlstine is responsible for driving development of new content experiences, consumer products and lines of business across Time Inc. brands. He also oversees the company’s editorial policies and standards
• Mr. Pearlstine served as Time Inc.’s Editor-in-Chief from 1995 through 2005
• From 2006 to 2008, Mr. Pearlstine served as a Senior Advisor to the Telecom and Media group at The Carlyle Group
• Mr. Pearlstine returned to Time Inc. following a five-year stint at Bloomberg L.P., where as Chief Content Officer, he was responsible for developing growth opportunities for Bloomberg’s television, radio, magazine, and online products to make the most of the company’s news operations
• Mr. Bairstow became CFO in September 2013
• Mr. Bairstow is responsible for leading Time Inc.’s financial functions and strategies. He also oversees Time Inc.’s
Customer Service, and Production operations
• Prior affiliations include President of Digital First Media, a leading newspaper chain, where he helped extend the reach of the company’s core media brands across all platforms
• Mr. Ripp became CEO in September 2013
• As a former top Time Inc. and Time Warner executive, Mr. Ripp spent the past decade immersed in the intersection of digital, advertising and publishing
• Prior affiliations include CEO of OneSource Information Services, Inc. and Cannondale Investments, Inc.
• Mr. Ripp began his media career at Time Inc. in 1985, and held several executive level positions there and at Time
Warner including Senior Vice President, CFO and Treasurer of Time Inc., Executive Vice President and CFO of Time
Warner, CFO of America Online, and Vice Chairman of America Online

Time Inc. Overview

1
U.S. based on both readership and print advertising revenues
2
U.K. based on print newsstand revenues
Industry-leading collection of media brands
Largest magazine publisher in the U.S. and the U.K.
~100MM U.S. consumers in print per month
23 magazines published in the U.S.
70+ magazines published internationally (U.K., Mexico)
50+ licensed print and digital editions in 30+ countries
~70MM consumers online monthly
45+ websites globally
Offers digital magazine, websites with mobile viewing
and mobile applications for U.S. titles
2013 Revenue by Type ($MM)
2013A Revenue: $3,354MM
Advertising
$1,807
54%
Circulation
$1,129
34%
Other
$418
12%
1
2

Oct 17, 2001
Acquisition of IPC
Media (U.K.), a
leading magazine
publisher with 90+
titles
11
Time Inc. Timeline
Oct 1, 2013
Acquisition of Affluent Media
Group (formerly American
Express Publishing)
1930 1930
1980 1980
1940 1940
1923
1930
1936
1954
1972
1974
1985
1987
1990
1994
2000
2004
1990 1990
2000 2000
2010 2010
Nov 28, 1922
Time Inc.
incorporated
1950 1950
1960 1960
1970 1970
Jan 1990
Merger with
Warner
Communications
2011
Time Inc. launched
tablet editions for
all U.S. titles
Mar 6, 2013
Time Warner
announced plans
to separate Time
Inc.
2014 2014
2013 2013
1996

Investment Highlights
•
Industry leading scale and brands
•
Passionate subscriber base that can be monetized
across platforms and provides extensive consumer data
•
Strong Free Cash Flow profile
•
New management team with proven track record of
business transformation
•
Clear path to creating long-term value
– Drive efficiencies to protect cash flows and free up
resources for reinvestment
– Unleash entrepreneurship and create P&L
accountability
– Extend brands and better leverage scalability of
content
– Balanced approach to capital allocation

U.S. Consumer Magazine Publishing: $24.3B Annual Revenue

Advertising made up 67% of all magazine industry revenue in 2013
Total: $24.3B
Magazine Publishing Revenue 2013
1
($MM)
2013 Top Magazine Industry Ad Categories
2
Beauty, 17%
Fashion/Retail
/Jewelry, 15%
Food & Bev,
11%
DTC/OTC
Drugs &
Remedies,
11%
DR, Misc &
Local Svcs, 8%
Home, 7%
Media &
Movies, 6%
Tech &
Telecom/CE,
6%
Automotive,
5%
Financial,
5%
Travel,
4%
Industry, Govt
& Org, 3%
Other,
4%
Ad Revenue
$16.3B
67%
Circ Revenue
$8.0B
33%
1
2
Source: PWC Global Entertainment and Media Outlook 2013-2017, Publishers Information Bureau as provided by Kantar Media (“PIB”)
Note: Percentages may not add to 100% due to rounding
“Other” ad category includes Sporting Goods, Toys & Hobbies, Alcoholic Beverage and Tobacco Reflects U.S. consumer magazine publishing revenue;

Source: MPA Factbook 2013/2014
91% of all adult Americans read magazines
Print magazines rank #1 in commanding consumer attention and advertising acceptance
Magazine ads outperform other media with regard to credibility and influence
>25% of digital readers say they have increased time spent with magazines
Magazines Have a Large, Highly Engaged Audience
59% of readers took action or plan to take action as a result of exposure to specific print ads

Top Magazine Publishers are Taking Share

The share for the top four publishers has increased from 64% in 2009 to 68% in 2013
PIB-Measured Publishers Share of Advertising Revenue
+370bps
1
20.0%
16.4%
18.0%
13.9%
15.6%
13.2%
11.1%
36.5%
31.6%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2009 2013
All Other
Meredith
Condé Nast
Hearst
Time Inc.
23.7%
Reflects Time Inc.’s 2013 acquisition of Affluent Media Group, which represents 170 bps of the increase
Source: PIB
1

Key Challenges and Transformational Progress
Secular Headwinds
• Advertising revenues migrating to digital
• Newsstand declines
• Digital monetization underperformance
Protect the Core
• Dissolved complex operating matrix
• Launched program to attack processes and
structural costs
• Developing cross-brand digital strategy
Key Challenges
Cultural and Organizational Barriers
• Leadership transitions
• Decentralization and bureaucracy slowed
decision-making and execution
• Structural costs were not addressed
• Creative misalignment with the business
Position For a Changing Marketplace
• Hired or promoted transformational figures
1
• Eliminated “Church and State”
2
barriers
• Designed new incentive and compensation
plans
1
EVP, Chief Content Officer Norm Pearlstine, EVP of Consumer Marketing Lynne Biggar, EVP of Advertising Sales Mark Ford, and Chief Technology Officer Colin Bodell and others
2
“Church and State” in magazine parlance speaks to the separation between a publication’s editorial and business interests, defining an arms-length relationship, similar to the separation of organized religion and the government guaranteed by the First Amendment to the Constitution
Transformational Progress
•
Manage Portfolio of Brands, Titles, Assets
• Acquisition of Affluent Media Group (formerly
American Express Publishing)
• Co-founder of 120 Sports (key mobile asset)
Underinvestment in Business and Brands
Underinvested in digital platforms and
infrastructure

Strategic Priorities – Leverage Content and Brands
Drive efficiencies to protect cash flows and free up resources for reinvestment
Better align editorial function with business opportunities
Enhance effectiveness of advertising sales
Optimize subscription offers and consumer pay strategies
Maximize value of brands and scale via adjacent monetization opportunities
Innovate technology platform for consumers, advertisers and creative staff

Adjacent Opportunities
• Continue to invest in digital media, including mobile and video, as well as social extensions of our brands
Monetizing audience
scale across platforms
• Extend brands beyond print and digital magazines
• E.g., direct sales or licensing agreements related to consumer products and services
New consumer
products and services
• Leverage our extensive consumer data and insights and extend services to marketers
Data collection and
targeting
• Expand our events and conferences
• E.g., the Essence Festival is in its 20
th
Year and is one of the largest
live consumer events in the U.S.
Experiential media
• Expand ancillary services including end-to-end fulfillment and direct marketing expertise to third parties
B2B services

Todd Larsen, EVP
Evelyn Webster, EVP
Lynne Biggar, EVP, Consumer Marketing & Revenue
Key Prior Affiliations: American Express
Mark Ford, EVP, Advertising
19
Accomplished Management Team Driving Change
Management Team Management Team
Colin Bodell – EVP and Chief Technology Officer
Key Prior Affiliations: Amazon
Greg Giangrande – EVP and Chief Human Resources Officer
Current Role: Oversees all aspects of Human Resources
Key Prior Affiliations: News Corporation, Hearst Corporation
Lawrence Jacobs – EVP, General Counsel and Secretary
Key Prior Affiliations: News Corporation
Current Role: Oversees operations including
PEOPLE,
Sports Illustrated
and TIME
Key Prior Affiliations: Dow Jones & Company
Current role:
Oversees operations including InStyle,
Real Simple
and Southern Living and has oversight of IPC
Media
Key Prior Affiliations: IPC Media
Current Role: Oversees consumer revenue and
supervises direct marketing company Synapse, retail
specialist Time/Warner Retail, and book publisher
Time Home Entertainment Inc.
Current Role: Responsible for driving overall
advertising sales revenue and for building Time
Inc.’s leadership in the marketplace; oversees Time
Inc. Branded Solutions, Time Inc. Content Solutions,
and MNI (“Media Networks Inc.”) Targeted Media
Key Prior Affiliations: Time Inc.
Current Role: Responsible for shaping the company’s strategic technology direction, day-to-day operations and acquiring and leveraging best in breed technology
Current Role: Responsible for leading Time Inc.'s legal affairs and  overseeing public company governance and compliance
issues
•
•
•
•
•
•
•
•
•
•
•
•
•
•

Accomplished Board of Directors Guiding Us into the Future
• David A. Bell - Chairman and Chief Executive Officer, Slipstream Communications, LLC
• John M. Fahey, Jr. - Non-Executive Chairman, National Geographic Society
• Manuel A. Fernandez - Former Executive Chairman, Sysco Corporation
• Dennis J. Fitzsimons - Chairman, Robert R. McCormick Foundation
• Betsy D. Holden - Senior Advisor, McKinsey & Company
• Kay Koplovitz - Chairman and Chief Executive Officer, Koplovitz & Company LLC
• J. Randall MacDonald - Former Senior Vice President, Human Resources, IBM Corporation
• Joseph A. Ripp - Chairman and Chief Executive Officer, Time Inc.
• Ronald S. Rolfe, Esq. - Retired Partner, Litigation, Cravath, Swaine & Moore LLP
• Sir Howard Stringer - Retired Chairman of the Board, Sony Corporation
Board of Directors
Note: The above Director slate will be in effect on the spin-off distribution date (June 6 th
, 2014)

21 OVERVIEW OF TIME INC.

Source: AAM 1H13, MRI Fall 2013, PIB, ComScore Dec. 2013
Note: Magazines Sold/Year calculated based on frequency multiplied by print circ as reported to AAM in 1H13 and Time Inc. doesn’t include Time for Kids or SI Kids, Time Inc. 2013 PIB share includes Affluent Media Group
1 Excludes CNN/Money
Time Inc. is the across the board
industry leader
• #1 Print Audience
• #1 in Online Audience
• #1 in Print Ad Share
PIB Advertising Revenue Share
Category-Leading Portfolio of U.S. Brands
MRI Print Audience (000)
Multiplatform Unique Visitors (MM)
73.9
61.5
57.3
52.3
Hearst Meredith Condé Nast
1
104,665
80,730
66,470
50,313
Net Hearst
(19 titles)
Net Meredith
(12 titles)
Net Condé Nast
(16 titles)
23.7%
18.0%
15.6%
11.1%
31.6%
5%
10%
15%
20%
25%
30%
35%
2009 2010 2011 2012 2013
Time Inc.
Hearst
Condé Nast
Meredith
All Other
AMEX (20 titles)
+

Time Inc. titles rank #1 or #2 in advertising revenue share in 15 of the 18 PIB categories in which we compete
BRANDS CATEGORY 2013 AD RANK CATEGORY SHARE
Celebrity Weekly #1 58%
Sports – General #1 66%
Women’s Fashion #1 19%
Weekly news magazine #1 74%
Women’s Lifestyle #2 19%
Entertainment #1 41%
Sports – Golf #1 55%
Travel #1 35%
Epicurean #1 21%
Personal Finance #1 85%
African American #1 56%
Hispanic #1 51%
Business – Corporate #2 30%
Regional #2 33%
Kids #2 39%
Source: PIB
Category-Leading Portfolio of U.S. Brands (Cont’d.)

Time Inc. Has Diverse Ad Categories and Accounts in the U.S.
Key Advertisers
No single advertiser represents more than 5% of domestic revenues
Time Inc.’s Portfolio Draws a Diverse Ad Base
No single advertising category represents more than 16% of domestic revenues
24
•
Female-oriented brands are the financial engine of Time
Inc.’s portfolio
PEOPLE (71% female audience), InStyle
(91%), Real
Simple (88%), Southern Living
(79%), and Cooking Light
(84%)
1974: PEOPLE
1987: Cooking Light
1990: Entertainment Weekly
1994: InStyle
2000: Real Simple
2004: All You
Unparalleled advertiser opportunity to reach target
audiences across key categories
• Investments in lucrative categories draw advertisers:
entertainment, fashion, and women’s lifestyle
• Reaches ~50% of all U.S. adults each month and more
women than Hearst or Meredith

Strong ROI Drives Advertiser Loyalty
Source: Results based impact from the halo effect of 14 campaigns measuring both subscribers and newsstand buyers
•
Nielsen Catalina Pinpoint establishes the ROI magazines present to advertisers:
–
Leverages shopper data from over 60MM households to measure the sales impact of print and digital advertising
–
Created a single source approach to measuring cross platform (TV, Print, and Digital) sales impact
–
Demonstrated that a combined Print/Digital campaign can add a significant incremental sales impact to a large TV effort
18
11%
Studies Time Inc. has conducted with Nielsen
Catalina Solutions to date
Average incremental sales lift, proving positive
impact on in-store sales

Magazine Effectiveness Case Study – Top 5 Beauty Advertiser

Note: Data is Delta=Control-Exposed; number of respondents: magazine n=49,965, online = 119.901, TV = n-79,375
Source: ORC Caravan, Feb 2013; Adobe Click Here Study, 2012; InsightExpress, 2013
Anti-Wrinkle +
Firming Eye
Cream
Foundation Liquid
Face Makeup
Vivid Lip
Color
Collection
Cream Lip Color
Product type Outcome Campaign
Print: Entertainment Weekly, Essence,
InStyle, PEOPLE, People StyleWatch
Print: Health, InStyle, PEOPLE, Real
Simple
Print: All You, Essence, InStyle, PEOPLE,
PEOPLE en Español, PEOPLE StyleWatch
Print: Essence, InStyle, PEOPLE, PEOPLE
en Español, PEOPLE StyleWatch, Real
Simple, Time
• Sales Lift: 5%
•
Payback:
9.4x
• Sales driven by HH penetration &
purchase frequency
• Share gain from key competitors
• Sales Lift: 5%
•
Payback:
14.2x
• Share gain from key competitors
• Sales Lift: 2%
•
Payback:
7.7x
• Sales driven by HH penetration &
purchase frequency
• Sales Lift: 5%
•
Payback:
11.5x
• Share gain from key competitors

ranks
#1
among
women
Exceptional Content & Access
27
Frequency
53x
per
year
8.3MM
followers
2.8MM
likes
19MM
monthly
multiplatform
unique visitors
43MM
audience
per week
$101.54
annual
subscription
price
47%
over average
of top peers
Circulation and audience
40 years since its inception, PEOPLE remains the leading celebrity news and entertainment magazine brand in the U.S.
Reaches
1 in 5
women
each week
Photo credit: Johnny Vy/©A.M.P.A.S
Other takeaways
Editorial Director of PEOPLE and EW Jess
Cagle co-hosted ABC’s Oscars Red Carpet Live
PEOPLE’S
Royal Baby Collector’s issue was the
only celebrity magazine to feature a photo of
William and Kate with their newborn son
Adjacent Adjacent
Opportunities Opportunities
Digital Scale
New Franchises
Events
Multimedia
Unparalleled access to celebrity and red carpet events
Product Sales
Publishes six annual special double-issues – World’s
Most Beautiful, Sexiest Man Alive, Celebrity Body
Slimdown, Best & Worst Dressed, Best (& Worst!) of the
Year, and Half Their Size
Source: MRI Fall 2013; ComScore Multiplatform February 2014; AAM Circulation Report December 2013

20MM
audience
per week
Exceptional Content & Access
28
• New Franchises
• Events
• Multimedia
Frequency
56x
per
year
14MM
monthly
multiplatform
unique visitors
$41.55
annual
subscription
price
58%
over average
of top peers
Other takeaways
• In 2013, Sports Illustrated was ranked among the
industry’s hottest brands by Advertising Age and
AdWeek
• SI franchises and extensions include Swimsuit,
Sportsman of the Year, Extra Mustard, The MMQB
and Swim Daily
•
SI’ s
Peter King was named 2013 Sportswriter of the
Year by the National Association of Sportswriters and
Sportscasters. An SI writer has won the award four
years in a row and nine times in the last 12 years
Circulation and audience
SI’s readers are more loyal
than any other men’s sports
magazine
1.2MM
followers
4.1MM
likes
SI is the most respected voice in sports journalism, and has been published continuously since 1954
Adjacent Adjacent
Opportunities Opportunities
Source: MRI Fall 2013; ComScore Multiplatform February 2014; AAM Circulation Report December 2013

Exceptional Content & Access

Source: GfK MRI Fall 2013; comScore Multiplatform March 2014; AAM Circulation Report December 2013
Frequency
13x
per
year
Circulation and audience
Other takeaways
• InStyle
is known for driving product sales
• InStyle readers purchase an average of 8 advertised items per issue
• Offers 360-degree experience: monthly magazine, bespoke
supplements, InStyle.com, social media, reader events, celebrity parties and awards
• InStyle’s Best Beauty Buys are the Oscars of the beauty world
• Significant brand licensing opportunities (e.g. InStyle’s 2014 shoe collection for Nine West)
2.7MM
followers
3.3MM
likes
InStyle was launched in 1994 as a spin-out of PEOPLE magazine’s “Star Tracks” column.
It emphasizes celebrity and style.
Adjacent Adjacent
Opportunities Opportunities
• Product Sales
• Digital
Innovation
• E-Commerce
• Events
9.6MM
audience
per month
88%
over average
of top peers
2.5MM
monthly
multiplatform
unique visitors
$22.74
annual
subscription
price
20MM
consumers
worldwide

Exceptional Content & Access

1
Includes Populist App and LIFE App
Adjacent
Opportunities
• Contributor
Network
• Events
• Time for Kids
Extension
Frequency
53x
per
year
5.6MM
followers
3.4MM
likes
Other takeaways
• In the past six months, TIME has had exclusive, rare
interviews with Prince Charles, Janet Yellen, Edward
Snowden and French President Francois Hollande
• TIME was featured 75 times on the major network Sunday
shows in 2013, with 42 guest appearances
• Contributors to TIME in 2013 included: President Barack
Obama, Hillary Clinton, Claire Danes, Bono, Jon Stewart
• TIME recently launched Red Border
Films,
a documentary film
unit hosted on Time.com
Circulation and audience
TIME magazine was ranked as America’s #1 trusted news brand in 2013 (GFK/Roper), and has been published continuously since 1923
18.7MM
audience
per week
24MM
monthly
multiplatform
unique visitors
11MM
mobile unique visitors
and
7MM
App download
1
$29.35
annual
subscription
price
Source: MRI Fall 2013; ComScore Multiplatform February 2014; AAM Circulation Report December 2013

Exceptional Content & Access

Frequency
12x
per
year
Other takeaways
•
Bed Bath & Beyond carries 900 nationwide SKUs branded as
Real Simple Solutions
• Real Simple apps include “No Time to Cook?,” which offers
850+ easy-to-prepare recipes, “To Do Lists” and a “Gift
Guide” featuring Real Simple editor gift picks
• Real Simple programs and events include the Beauty &
Balance Weekend in partnership with Exhale Spa, Pops on
Nantucket in partnership with Coastal Living, and Big Apple
Barbeque
Circulation and audience
Real Simple, launched in 2000, offers today’s time-pressured woman a guide she can trust to make her life a little easier
661K
followers
1.1MM
likes
8.1MM
audience
per week
$20.02
annual
subscription
price
41%
over average
of top peers
5.4MM
monthly
multiplatform
unique visitors
Affluent audience:
$97.8K
median household income
(vs. $62.8K for Better
Homes and Gardens)
National Magazine
Awards for
General
Excellence Finalist
since 2010
Adjacent
Opportunities
• E-Commerce
• Product Sales
• Contributor
Network
Source: MRI Fall 2013; ComScore Multiplatform February 2014; AAM Circulation Report December 2013

IPC – U.K.’s Leading Consumer Multi-Platform Publisher
Source: ABC Jan-Jun 2013, Nielsen Ad Dynamix Jan-Dec 2012, NRS JD 2012, Comscore March 2013, NRS PADD Jan-Jun 2013

#1
#1
#2
•
Acquired in 2001
•
56 titles in 20 sectors; #1 or #2 in 18
sectors
•
Main business segments
#1
#2
Multi-platform publisher measured by de-
duped online and print reach
Connect: Mass market women
Southbank: Upmarket women
Inspire: Affluent men and young men
Marketforce: Magazine distribution
ABC volume share (28.3%) & value share (21.9%)
Print advertising share: 30.4% paging
Subscription volumes
Online publisher vs. other consumer magazine publishers
Reach
nearly
half
of U.K.
population
63 Brands
across print, web,
mobile, tablet and
events
4.5MM unique
Users
10% reach of U.K.
Internet population
Reach
Almost
60%
Upscale
women

33 Brand Extension Case Study

• Live streaming network delivered to mobile devices
• Access to original sports programming in two-minute
segments 24 hours a day:
Hosted programming
Interactive narratives
Game footage
Analysis
Conversation
Social commentary from players, newsmakers
and fans
• Partners:
NHL, NBA, MLB.com, NASCAR
Leading collegiate conferences via Campus
Insiders, IMG College and Silver Chalice
Brand Extension Case Study
34
Overview
120 Sports will be a Unique Platform
•
Multi-sport:
The first time leagues have joined
together for a multi-sport digital experience
• Digital
first:
Not repurposed TV content
• No
authentication:
No cable subscription
required (unlike Watch ESPN)
• Social &
community:
Deep social integration
using patented technology
•
Personalization:
Customizable based on
personal team & athlete preferences
• Estimated launch is Spring 2014
Expected to be an ‘always-on’ product to provoke fan engagement

•
Essence was created as a forum that would enrich and improve the day-to-day lives of women
•
Essence Festival now hosts nearly 550,000 attendees, making it one of the largest live consumer events in the country
•
Past Festival performing artists and speakers have included PRINCE, Beyoncé, Aretha Franklin, John Legend, Kanye
West, Lionel Richie, Rihanna, Stevie Wonder, Usher, Bill Cosby, Tyler Perry, Steve Harvey, Reverend Al Sharpton,
Vanessa Williams and Hillary Rodham Clinton
•
Essence now touches an audience of over 3B with our rich media and PR campaign and strategic partnerships with media networks
•
The first official Festival App garnered over 15,000 downloads and tripled Essence mobile consumption
•
In 2013, Essence partnered with MSNBC for live coverage throughout the weekend, with a content partnership continuing into the 20
th
anniversary
•
Essence Festival trended across social media with ~55,000 Instagram posts and more than 24,000 uses of #essencefest on Twitter
•
The Festival provides our nearly 35 sponsoring partners rich consumer engagement opportunities, with over 25 minutes spent engaging with their brands
35
Brand Extension Case Study
Source: 2013 Attendance and Impressions Report
It’s one of the largest Live
Events in the U.S.

Strategic Rationale
•
Acquisition of iconic, premium brands with opportunities to leverage growth through new platforms
•
Ad sales opportunity based on expanded reach with Food & Wine and Departures
•
Broadens exposure to the important luxury category
Cost / Operational Reasons
•
Operational synergies identified upfront through back office functions
•
Time Inc. was previously providing operational support, though the Company still expects to achieve multi-million dollar run-rate synergies
Benefits of Scale – Affluent Media Group Acquisition Case Study

Benefits of Scale – Vertical Integration
• Vertically integrated with best-in-class subscriber acquisition, fulfillment and distribution operations
• Ability to offer third party services to publishers and other sub-scale businesses
• Fixed costs of operating scale provide real synergies for acquisitions
• Third party services include:
Production (e.g., direct mail materials, premiums, wraps)
Corporate and digital ad sales and books and digital publishing
Customer service and consumer marketing
Magazine fulfillment services for
publishers
• Subscription management
• Credit card processing
• Circulation statistics
Multichannel marketing of
subscriptions through 3
rd
parties
Customer targeting to increase
circulation for publishers
Wholesale retail marketing and
distribution services to publishers
• Logistics
• Consumer insight
• Retail strategy
• Category management
• PoS analytics
Built For Scale

Subscriber Relationships Provide Extensive Consumer Insight and Data

•
Transaction database of 150MM U.S. individuals
• Offline transaction and demographic information
• 20 years of magazine subscribers and book buyers
• Digital direct and opt-in 3
rd
party data
• Clickstream data from digital properties
•
Third party data used for demographic, behavioral, and
geographic targeting
Time Inc. Database Data Currently Leveraged for…
Consumer Marketing
Modeled direct mail and email campaigns
Segmentation & targeting for retention efforts
Customized marketing (e.g., SI
Favorite Team)
Targeted advertising (print)
Selective binding for print ad campaigns
ROI analysis to determine campaign effectiveness
Offline to online targeting segments
And Will Drive Future Monetization Strategies
Smarter Online
Marketing
• Behavioral and website engagement data drives enhanced subscription targeting and Paid Content strategies
• Explore modeling efforts to drive more effective lead generation campaigns
Enhanced Offline
Marketing
• Incorporate new data into direct mail, email and retention models and marketing efforts
• Move toward multi-channel marketing for customers interacting with our content on multiple platforms
“Portfolio Marketing”
• Target customers by profitability potential across Time Inc. portfolio, rather than individual brands
• Adopt “portfolio” marketing across areas of interest; offer products from multiple brands
• Enhanced cross-selling/up-selling by prioritizing offers based on lifetime value for Time Inc.
Targeted Advertising
• Combine data, context and content to drive addressable media opportunities for clients
• Offline to online targeting
Time Inc. understands what people like and what they engage with

• Enhance portfolio of digital products and drive
digital magazine revenue
• Increase recurring/automated billing and drive
online/credit card purchases
• Reduce costs in traditional circulation acquisition
efforts
• Maintain premium pricing
• Modernize customer communications
• Improve customer targeting
• Consumer shift from print to digital
• Continued pressure on conversion rates and
economics of circulation acquisition
• Rising median age of magazine subscriber
• Limitation of digital magazine “all access replica”
strategy
Tactics Challenges
Time Inc. Subscription Overview
Subscription Revenue ($MM)
$754
$748
$721
2011A 2012A 2013A
Note: 2013A includes Affluent Media Group for the portion of the year after which it was acquired

• Aggressively pursue consumer activation
–
Consumer marketing techniques (value added
promotions, register messaging, couponing)
• Continue to grow bookazine publishing unit at
newsstand
• Implement selective price increases
•
Expand All You magazine nationally
• Focus on local market interests
• Inventory management
–
Reduce marginal draw
–
Maintain prior issue remnant inventory to
produce a longer on sale period
• Declining channel, sales and profit
• Supply chain faces declining revenues against a
largely fixed cost base
• Regional business interruptions are possible if a
wholesaler exits the market suddenly
• The loss of publishers could further erode
wholesaler overhead contribution until costs can
be rationalized to reflect lower outbound volume
• Continued sales declines could affect publisher
rate base
• Magazine SKU’s are increasingly facing
competition including other products at
checkout, such as soda and gum
Tactics Challenges
Time Inc. Newsstand Overview
Newsstand Revenue ($MM)
$498
$447
$389
2011A 2012A 2013A
Note: 2013A includes Affluent Media Group for the portion of the year after which it was acquired

• Re-focus on selling and communicating benefits
of print
• Improve ease of access for agencies and other
large advertisers
• Continued growth in programmatic advertising
as demand for ultra-premium inventory grows
• Ad rates (CPM) for ultra-premium digital
inventory growing in concert with rising demand
• More effective utilization of first-party data
proving to be a critical competitive advantage
over other ad networks and content publishers
• Shift toward digital with subsequent decline in
demand for print
• Premium inventory levels are decreasing as
advertiser's ability to measure viewable ad
impressions improves and they demand higher
levels of viewable inventory
• As mobile page views continue to grow rapidly
and at the expense of desktop, premium
inventory levels are declining
• A lack of optimization technology impedes Time
Inc. from attracting the largest performance
advertisers
• Mobile monetization rates do not sufficiently
replace web display
Tactics Challenges
Time Inc. Advertising Overview
Advertising Revenue ($MM)
$1,923
$1,819
$1,807
2011A 2012A 2013A
Note: 2013A includes Affluent Media Group for the portion of the year after which it was acquired

Digital Strategy for Growth

• 1.1B monthly pageviews with 915MM minutes spent on our sites
• 45+ websites with 73.9MM
1
monthly unique visitors in the U.S., 42MM of which were mobile
• Database of 150MM U.S. individuals including offline transaction and demographic information
• Tablet versions and mobile apps for all U.S. magazines
• Digital and mobile unique visitors grew 17% and 72% in the last 10 months
2
, respectively
Digital and
Mobile
Foundation
Source: ComScore
1 Excludes CNN/Money
2 Through February 2014; ComScore began providing YOY comparisons for multiplatform audiences in April 2013
Multi-media
Strategy
• Investment in video drove 50% YOY growth in in-house original production and more than 75%
YOY growth in user initiated streams
• Hiring entrepreneurial digital talent
• Developing cross-brand video aggregator that brings together the best content from across the
Time Inc. portfolio
Scaling for
Mobile and the
Social Web
• Brand presence across all major social networking platforms
• Preferred partners with Facebook and Twitter for launching and testing new products
• Driving increased engagement by enabling “contributor” platforms across many of our brands
Monetization
and Innovation
• Opportunities exist for product extensions including new mobile-first brands, e-commerce, etc.
• Build on strength of: a) high-touch direct, custom and native advertising sales programs; and b)
benefits of scale and access to data for exchange/programmatic sales
• 2014 innovation runway includes testing new social networks and developing next-gen Apps
• Fostering an “Innovation Hub / Council” and a digital-first culture

FINANCIAL OVERVIEW 43

Ability to Transform Cost Base to Maintain Profitability
Strong Free Cash Flow Profile to Fund Transformation
Strong Balance Sheet
Focused on Balance Between Reinvestment in the Business
and Returning Capital to Shareholders
Key Financial Highlights
Increase Monetization of Adjacent Opportunities

Historical Financials
Revenue ($MM) Adjusted OIBDA
1
($MM)
Note: 2013A includes Affluent Media Group for the portion of the year after which it was acquired
1
Adjusted OIBDA is OIBDA excluding asset impairments, restructuring and severance costs, gains or losses on operating assets, and external costs related to mergers, acquisitions or dispositions; See
Appendix for Reconciliation of Operating Income to Adjusted OIBDA
2
Adj. OIBDA margin is defined as  Adjusted OIBDA divided by revenue
2
$1,923
$1,819 $1,807
$754
$748
$721
$498
$447
$389
$502
$422
$437
$3,677
$3,436
$3,354
2011A 2012A 2013A
Advertising Subscription Newsstand Other
$740
$617
$587
20.1%
18.0% 17.5%
2011A 2012A 2013A
Adj. OIBDA margin

•
Streamline the edit process and eliminate duplication across brands

Ability to Transform the Cost Base
Our operating plan includes substantial cost efficiencies
Organizational restructure
Editorial
Process re-engineering and global sourcing
•
Dissolve complex operating structure into a single portfolio of U.S. brands
•
Drive efficiencies and take out layers of overhead
•
Realign compensation and incentive policies
•
Synergy from Affluent Media Group acquisition
•
Review of functional areas (finance, consumer marketing, operations, research and IT)
Procurement
•
$500MM of annual addressable spending
•
Renegotiation of multi-year print contracts in the U.S. and U.K.
Real Estate
•
Time & Life Building lease ends 2017; expect annual real estate-related savings of ~$50MM
1
•
Anticipate incurring ~$120MM in costs primarily related to tenant improvements in order to achieve such annual savings
•
Vacate existing floors in current space
1
Exploring  potential scenario to accelerate real estate move and potential savings into 2016

Strong Free Cash Flow Profile

Capital Expenditures ($MM) Free cash flow
1
($MM)
Note: 2013A includes Affluent Media Group for the portion of the year after which it was acquired
1
Free Cash Flow is defined as cash provided by operations less capital expenditures; See Appendix for Reconciliation of Net Income to Free Cash Flow
2
Adjusted OIBDA is OIBDA excluding asset impairments, restructuring and severance costs, gains or losses on operating assets and external costs related to mergers, acquisitions or dispositions; See
Appendix for Reconciliation of Operating Income to Adjusted OIBDA
•
Minimal ongoing operating capital expenditure requirement excluding approximately $120MM of tenant improvements related to new lease
•
Substantial capacity to reinvest in the business and adjacent opportunities
•
Significant cash conversion to fund return of capital to shareholders
Low capital requirements provide
flexibility for deleveraging,
reinvestment in the business and
capital distribution to shareholders
2
$48
$34 $34
2011A 2012A 2013A
$426
$427
$384
57.6%
69.1%
65.4%
2011A 2012A 2013A
Cash Conversion (% of Adj. OIBDA)

• In connection with the spin-off, Time Inc. has raised $1.4 billion of funded debt, in the form of a $700MM
1st lien Term Loan B (subject to closing conditions) and $700MM of Senior Unsecured Notes
Net proceeds from the financing will be used to purchase U.K. publishing operations from Time
Warner and pay a special dividend to Time Warner
The Company also has access to an undrawn $500MM 1st lien Revolving Credit Facility (subject to closing conditions)
• Moody’s and S&P credit ratings
Corporate ratings of Ba3 and BB, respectively, both with stable outlook
Senior Secured Credit Facilities ratings of Ba1 and BBB-, respectively
Senior Unsecured Notes ratings of B1 and BB, respectively
Capital Structure
($MM) Amount x 2013 Adj. OIBDA
Cash (estimate) $150
$500MM Revolving Credit Facility -
Term Loan B 700
Secured Debt $700 1.2x
Senior Notes 700
Total Debt $1,400 2.4x
Net Debt $1,250 2.1x
2013 Adj.
OIBDA¹
$587
Pro Forma Capitalization as of December 31, 2013 (unaudited)
Note: 2013A includes Affluent Media Group for the portion of the year after which it was acquired; Time Warner will retain liability of the This Old House Note maturing in 2017
1
Adjusted OIBDA is OIBDA excluding asset impairments, restructuring and severance costs, gains or losses on operating assets, and external costs related to mergers, acquisitions or dispositions; See
Appendix for Reconciliation of Operating Income to Adjusted OIBDA

•
Maintaining strategic flexibility and adequate access to debt capital markets
2.4x gross leverage and 2.1x net leverage at spin with no significant maturities before 2019
Target 2.0x - 2.5x long-term leverage
Maintain ample liquidity from strong Free Cash Flow and committed revolving credit facility
•
Allocating capital to create value
Investment in the business
Strategic acquisitions
Direct returns to shareholders
Repayment of debt
Balanced Approach to Capital Allocation
Conservative balance sheet
Balanced capital policy

Time Inc. Outlook for 2014
($MM)
2013 ACTUAL 2013 ACTUAL 2014 RANGE 2014 RANGE
Revenue – as reported $3,354 Flat to +2%
Revenue ex. Time Inc. Affluent Media Group $3,282 (3%) to (5%)
Adjusted OIBDA
1
margin (%) 17.5% 16.25% to 17.0%
Public company costs $8 $27 to $32
Share-based compensation expense $18 $35 to $40
Interest expense, net $3 ~$45
Depreciation and amortization
2
$127 $160 to $165
Capital expenditures
2
$34 $35 to $40
1
We define Adjusted OIBDA as OIBDA adjusted for asset impairments, restructuring and severance costs, gains or losses on operating assets, and external costs related to mergers, acquisitions or dispositions
2
Does not reflect any impacts from (a) the anticipated relocation of our headquarters building, (b) possible future sales of operating assets, (c) possible future acquisitions and dispositions (including costs related thereto) or (d) restructuring and severance actions that may be initiated in the future

•
Industry leading collection of media brands
•
Large, highly engaged audience
•
Brands represent consumer passions that can be monetized across platforms
•
Subscriber relationships provide extensive consumer insight and data
•
Experienced management team with proven track record to drive transformation
•
Unleashing entrepreneurship and driving P&L accountability
•
Focus on brand extension and content scale opportunities
•
Strong Free Cash Flow profile to fund our transformation
•
Balanced approach to capital allocation
Summary Highlights

APPENDIX 52

Reconciliation of Operating Income to OIBDA and Adjusted OIBDA
Note: 2013A includes Affluent Media Group (AMG) for the post-acquisition period;
1
Asset impairments for each year are primarily trade name impairments;
2
Restructuring and severance costs for each
year primarily reflect headcount reductions and lease exit costs;
3
For the year ended December 31, 2012, the $36MM pretax loss relates to the sale of our school fundraising business, QSP. For the year ended December 31, 2013, the $13MM pretax gain relates to the settlement of a contractual arrangement with AMG that pre-dated the acquisition;
4
For the year ended December 31, 2012, the $1MM
charge relates to unconsummated acquisitions. For the year ended December 31, 2013, the $1MM charge relates to the AMG acquisition
($MM)
2011 2012 2013
Actual Actual Actual
Operating Income
$563 $420 $330
Depreciation 100 91 85
Amortization
42 36 42
OIBDA
$705 $547 $457
Asset impairments
1
17 6 79
Restructuring and severance
2
18 27 63
Gains/losses on operating assets
3
— 36 (13)
External costs related to mergers, acquisitions or dispositions
4
— 1 1
Adjusted OIBDA
$740 $617 $587

Reconciliation of Operating Income to Adjusted OIBDA - 2014 Outlook
Note: When providing a projection for a non-GAAP measure, a reconciliation to the most directly comparable GAAP measure is required to the extent available without unreasonable efforts. In such reconciliations, we may indicate an amount or range for GAAP measures that are components of and that arithmetically add up to the non-GAAP financial measure. Our indications of the GAAP components must not be interpreted as explicit or implicit projections of those components. We have made numerous assumptions in preparing our projections, including those described on the 2014 Outlook slide. These assumptions, including the amounts of the various components that comprise a financial measure, may or may not prove to be correct. We will consider our projection of a non-GAAP financial measure to have been achieved if the statement we make about that non-GAAP measure is satisfied, even if the GAAP components differ materially from those indicated in an earlier reconciliation
($MM)
2013 Actual Low High
Operating Income $330 $204 $231
Depreciation 85 85 89
Amortization 42 76 76
OIBDA $457 $365 $396
Asset impairments, restructuring and severance,
gains/losses on operating assets, and external costs related to mergers, acquisitions and dispositions
130 180 186
Adjusted OIBDA $587 $545 $582
2014 Guidance

Free Cash Flow Reconciliation
1
Note: 2013A includes Affluent Media Group for the post-acquisition period
($MM) 2011 2012 2013
Actual Actual Actual
Net income $368 $263 $201
Depreciation and amortization 142 127 127
Asset impairments 17 6 79
Loss on disposal of QSP Business — 36 —
Equity-based compensation 41 39 18
All other, net, including working capital charges (94) (10) (7)
Cash provided by operations
1
$474 $461 $418
Capital expenditure (48) (34) (34)
Free Cash Flow $426 $427 $384
Includes foreign net income taxes paid of $7MM, $12MM and $13MM for the years ended December 31, 2011, 2012 and 2013